Exhibit 10.21.1

PROMISSORY NOTE

$2,240,000.00	Plano, Texas

As of August 17, 2018

This Promissory Note (“Note”) is executed with that certain Security Agreement (the “Security Agreement”) of even date herewith made by STRYVE FOODS, LLC, a Texas limited liability company (“Borrower”), for the benefit of ORIGIN BANK, a Louisiana State Bank (“Lender”), encumbering certain inventory and notes receivable described in the Security Agreement (the “Collateral”). Exhibit 1 attached hereto and incorporated herein by this reference sets forth certain defined terms used in this Note. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for them in the Security Agreement.

1. Promise to Pay. For value received, Borrower promises to pay to Lender, at 500 Throckmorton Street, Suite 350, Fort Worth, Texas 76102, or such other place as the holder hereof may designate in writing from time to time, the principal amount of TWO MILLION TWO HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($2,240,000.00), or so much hereof as may be advanced and outstanding hereunder, together with all other amounts now or hereafter owing by Borrower to Lender under the Loan Documents, and together with interest as provided herein.

2. Payments of Interest and Principal.

2.1 Interest Only Period.

(a) During the period of time commencing with the date of this Note and ending on March 5, 2019, interest shall accrue on all outstanding amounts owing by Borrower from time to time under this Note and any other Loan Document at a fixed rate of five and twenty-five hundredths percent (5.25%) per annum (the “Loan Rate”), calculated on an actual day basis using a 360-day year.

(b) Interest accrued under this Note for each calendar month shall be due and payable monthly in arrears on the fifth (5th) day of the following calendar month (collectively, the “Interest Only Payment Dates”), commencing October 5, 2018, and continuing monthly thereafter through and including March 5, 2019.

(c) On each Interest Only Payment Date. Borrower shall make consecutive monthly payments of interest only on the outstanding principal balance at the applicable Loan Rate.

2.2 Interest and Principal Post Interest-Only Period.

(a) Commencing on March 5, 2019, and continuing until the Maturity Date, interest shall accrue on all outstanding amounts owing by Borrower from time to time under this Note and any other Loan Document at the Loan Rate, calculated on an actual day basis using a 360-day year.

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(b) Interest accrued under this Note for each calendar month shall be due and payable monthly in arrears on the fifth (5th) day of the following calendar month (collectively, the “Payment Dates”), commencing March 5, 2019, and continuing monthly thereafter through and including the Maturity Date.

(c) On each Payment Date, Borrower shall pay to Lender an amount of principal as set forth in the “Principal Amortization Amount” column (which is based on a five (5) year amortization period) on the Attachment to Promissory Note, plus accrued interest commencing March 5, 2019 as it exists on such Payment Date.

2.3 Maturity. The maturity date of this Note (the “Maturity Date”) shall be

March 5, 2024. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest owing hereunder, and any and all other amounts owing by Borrower under the Loan Documents, shall be due and payable on the Maturity Date.

2.4 Manner and Timing of Payments. Each payment by Borrower under this

Note or any other Loan Document must be made in lawful money of the United States of America, and must be made in immediately available funds before 10:00 a.m., Central time, on the date such payment is due in good funds by Electronic Funds Transfer (EFT) or wire transfer or by delivery to Lender at 500 Throckmorton Street, Suite 350, Fort Worth, Texas 76102, on the date that such payment is due. Any payment received after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on the next business day following receipt by Lender of payment in good funds. If the due date for any payment is not a business day, such due date shall be deemed for all purposes to fall on the next business day, and any such extension shall be included in the computation of interest payments. Lender reserves the right, at any time and for any reason, to require that Borrower make payment by certified or cashier’s check, or alternatively, in the form of Electronic Funds Transfer into Lender’s designated deposit account.

2.5 Late Payment Charge and Default Rate. If any payment is not received in full by Lender on or before the tenth (10th) day from and including the date when due (e.g., by the 10th for a payment due on the 1St of a month), then Borrower shall also pay to Lender a late charge in an amount equal to five percent (5%) of the amount of such overdue payment. For so long as any Event of Default exists under this Note or under any of the other Loan Documents, regardless of whether or not there has been an acceleration of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of Lender hereunder, interest shall accrue on the outstanding principal balance hereof at an amount equal to the lesser of (i) four percent (4% or 400 basis points) in excess of the Loan Rate, or (ii) the maximum rate of interest allowed by law (the “Default Rate”), and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any late payment or Event of Default, and such late charges and accrued interest are reasonable estimates of those damages and do not constitute a penalty.

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2.6 Application of Payments. Prior to the occurrence of an Event of Default,

all payments made hereunder shall be applied first to interest due and then in reduction of the principal balance; if more than one monthly payment remains unpaid, amounts received shall be applied in the order and manner selected by Lender. After the occurrence of an Event of Defaui:. all payments made hereunder shall be applied as Lender may determine in the exercise of Lender’s sole and absolute discretion. The receipt, use or application of any such sum or amount shall not be construed to affect the Maturity Date, or any of the rights or powers of Lender under the terms of the Loan Documents, or any of the obligations of Borrower or any guarantor under the Loan Documents; or to cure or waive any default or notice of default under any of the Loan Documents; or to invalidate any act of Lender.

3. Defaults and Remedies.

3.1 Events of Default. The occurrence of any of the following, whatever the reason therefor, shall constitute an Event of Default:

(a) Borrower fails to make any regularly scheduled payment of principal or interest under this Note when due or fails to pay the entire unpaid principal balance of this Note together with accrued and unpaid interest owing hereunder on the Maturity Date; or

(b) Borrower fails to perform any other obligation for the payment of money (other than payments of principal or interest due under this Note) or breaches any covenant under any Loan Document executed by Borrower within ten (10) days after notice that such payment was not made when due; or

(c) Borrower fails to perform any obligation (other than obligations described in subparagraphs (a) and (b). above) under any Loan Document executed by Borrower within thirty (30) days after written notice that such obligation was not performed; provided that, if cure cannot reasonably be effected within such 30-day period, such failure shall not be an Event of Default so long as Borrower promptly (in any event, within fifteen (15) days after receipt of such notice) commences cure, and thereafter diligently (in any event within sixty (60) days after receipt of such notice) prosecutes such cure to completion; or

(d) Borrower fails or refuses to permit Lender to audit the books and records of Borrower or to inspect Borrower’s inventory at any time reasonably requested by Lender; or

(e) Any Guarantor fails to perform any obligation under any Guaranty executed by such Guarantor within thirty (30) days after written notice that such obligation was not performed when due; or

(f) Any representation or warranty in that certain Certificate of Borrower dated of even date herewith, executed by Borrower in favor of Lender, or in any other Loan Document, proves to have been incorrect in any material respect when made; or

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(g) Borrower or any Guarantor is dissolved, liquidated or terminated, or all or substantially all or a material portion of the assets of Borrower, any Guarantor, or Principal are sold or otherwise transferred, without Lender’s prior written consent; or

(h) Borrower, or any Guarantor is the subject of an order for relief by a bankruptcy court, or is unable or admits its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Borrower, any Guarantor or Principal applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Borrower, or any Guarantor, as the case may be, and the appointment continues undischarged and unstayed for sixty (60) or more days; or Borrower, or any Guarantor institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or any part of its property; or any similar proceeding is instituted without the consent of Borrower, any Guarantor or Principal, as the case may be, and continues undismissed and unstayed for ninety (90) or more days; or any judgment, writ, warrant of attachment or execution, or similar process is issued or levied against any property of Borrower, any Guarantor or Principal and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

(i) Any Guaranty is repudiated, revoked or terminated without Lender’s prior written consent, or any Guarantor claims that its Guaranty is ineffective or unenforceable, in whole or in part and for any reason, with respect to amounts then outstanding or amounts that might in the future be outstanding; or

(j) Any Guarantor dies or is incapacitated and Borrower fails to provide Lender, within one hundred twenty (120) days thereafter, with a substitute guaranty on substantially the same terms as the Guaranty from a new guarantor reasonably acceptable to Lender; or

(k) Principal dies or is incapacitated or otherwise ceases to actively perform as the Manager of Borrower fails to provide Lender, within one hundred twenty (120) days thereafter, with reasonable assurances that such death or incapacity or other event will not have a material adverse effect upon Borrower’s financial condition, or business operations; or

(1) The occurrence of an “Event of Default’’ under any other Loan Document or any related loan document; or

(m) Borrower, any Guarantor, or any of their affiliates default in any present or future obligation or agreement with Lender or Lender’s affiliates other than in connection with the Loan, subject to any applicable contractual cure period(s).

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3.2 Acceleration and Other Remedies. Upon the occurrence of any Event of Default, Lender may, at its option and in its absolute discretion, do any or all of the following:

(a) With or without notice to Borrower, declare the principal of this Note and all other amounts owing under the Loan Documents, together with all accrued interest and other amounts owing in connection therewith, to be immediately due and payable, regardless of any other specified due date; provided that any Event of Default described in Section 3.1(h) shall automatically, without notice or other action on Lender’s part, cause all such amounts to be immediately due and payable;

(b) Apply any payments received thereafter against interest and principal of the Loan and costs and other amounts owing hereunder, in such order as Lender may determine in its sole discretion;

(c) In its own right or by a court-appointed receiver take possession of the Collateral; and

(d) Exercise any of its rights under the Loan Documents and any rights provided by law or in equity, including the right to foreclose on any security and exercise any other rights with respect to any security, all in such order and manner as Lender elects in its absolute discretion.

In addition to any other rights or remedies hereunder, if an Event of Default shall have occurred. Lender may, at its option, accelerate the Loan pursuant to the terms hereof and/or increase the interest rate on the Loan to the amount of the Default Rate.

3.3 Cumulative Remedies; No Waiver. Lender’s rights and remedies under the Loan Documents are cumulative and in addition to all rights and remedies provided by law or in equity from time to time. The exercise by Lender of any right or remedy shall not constitute a cure or waiver of any default, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Lender in the exercise of any other right or remedy. No waiver of any default shall be implied from any omission by Lender to take action on account of such default if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of any Loan Document shall be construed as a waiver of any subsequent breach of the same provision. Lender’s consent to or approval of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary Lender’s consent to or approval of any subsequent act. Lender’s acceptance of the late performance of any obligation shall not constitute a waiver by Lender of the right to require prompt performance of all further obligations; Lender’s acceptance of any performance following the sending or filing of any notice of default shall not constitute a waiver of Lender’s right to proceed with the exercise of its remedies for any unfulfilled obligations; and Lender’s acceptance of any partial performance shall not constitute a waiver by Lender of any rights relating to the unfulfilled portion of the applicable obligation.

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4. INDEMNITY OF LENDER. BORROWER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER AND ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE “INDEMNITEE”) FROM AND AGAINST: (A) ALL CLAIMS, DEMANDS AND CAUSES OF ACTION ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON OR ENTITY IF THE CLAIM, DEMAND OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY RELATES TO ANY CLAIM, DEMAND OR CAUSE OF ACTION THAT THE PERSON OR ENTITY HAS OR ASSERTS AGAINST BORROWER, ANY GUARANTOR OR PRINCIPAL, INCLUDING WITHOUT LIMITATION CLAIMS, DEMANDS AND CAUSES OF ACTION ARISING OUT OF ANY COMMISSION, CHARGE OR BROKERAGE FEE INCURRED IN CONNECTION WITH THE LOAN; AND (B) ALL LIABILITIES, LOSSES, DAMAGES AND COSTS AND EXPENSES (INCLUDING COURT COSTS AND ATTORNEYS’ FEES) INCURRED BY ANY INDEMNITEE AS A RESULT OF ANY CLAIM, DEMAND OR CAUSE OF ACTION DESCRIBED IN SUBPARAGRAPH (A). LENDER’S INDEMNITY RIGHTS SHALL NOT BE LIMITED, PREJUDICED OR IMPAIRED IN ANY WAY BY ANY FINDING OR ALLEGATION THAT LENDER’S CONDUCT IS ACTIVE, PASSIVE OR SUBJECT TO ANY OTHER CLASSIFICATION OR THAT LENDER IS DIRECTLY OR INDIRECTLY RESPONSIBLE UNDER ANY THEORY FOR ANY ACT OR OMISSION BY BORROWER OR ANY OTHER PERSON OR ENTITY. NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE OBLIGATED TO INDEMNIFY LENDER WITH RESPECT TO THE CONSEQUENCES OF ANY ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT WHICH LENDER IS DETERMINED BY A COURT OF COMPETENT JURISDICTION (SUSTAINED ON APPEAL, IF ANY) TO HAVE COMMITTED BUT BORROWER DOES HEREBY EXPRESSLY CONFIRM AND AGREE THAT THIS INDEMNITY IS INTENDED TO COVER LENDER’S ORDINARY NEGLIGENCE. BORROWER’S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE THE CANCELLATION OF THIS NOTE.

5. Waivers. Borrower and all co-makers, guarantors. accommodation parties. endorsers and other persons and entities liable for amounts owing hereunder hereby waive any right of offset, presentment, demand, protest, notice of dishonor, notice of protest, notice of intent to accelerate and all other notices and demands of every kind, and all suretyship defenses of every kind that would otherwise be available in connection with this Note, including without limitation any right (whether now or hereafter existing) to require the holder hereof to first proceed against Borrower, any other person or entity, or any security. In the event that, at any time, any surety exists that is liable upon only a portion of Borrower’s obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under applicable law, to designate the portion of the obligation to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by Lender rather than Borrower.

6. Miscellaneous.

6.1 Notices. Any notices or other communication required or permitted to be given to Lender pursuant to this Note or any other Loan Document must be given in writing and must be transmitted by a national overnight delivery service or by certified mail, return receipt requested, to Lender’s address specified in Section 1 hereof, or to any other address that Lender may specify, in writing, from time to time. Any notice will be considered given on the date Lender acknowledges receipt from the overnight delivery service or the date the return receipt is executed. Any notices or other communication required or permitted to be given to Borrower pursuant to this Note or any other Loan Document must be given in writing. and must be personally delivered, transmitted by any national overnight delivery service, by certified mail, return receipt requested, or by U.S. Mail for regular delivery to Borrower’s current address found in Lender’s records, or by upload of a file to a website regularly used for communication by Lender to Borrower or by e-mail to Borrower at an e-mail address regularly used for communication by Lender to Borrower. Notice will be deemed given on the date it is personally delivered, uploaded to a website, or e-mailed, or one day after transmitting by overnight delivery service, or the date the return receipt is executed. or five (5) days after regular mailing by U.S. Mail.

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6.2 Entire Agreement; Amendment; Counterparts. This Note and the other Loan Documents contain the entire agreement between Lender and Borrower in connection with the Loan and supersede all prior agreements and negotiations. whether written or oral. This Note and the other Loan Documents may be amended only by a writing signed by Lender and each other party against whom enforcement of such amendment may be sought. Any waiver by Lender of any term or provision of this Note or any other Loan Document or of any Event of Default or default hereunder or thereunder must be in writing and shall be effective only to the extent set forth in writing. Each of the Note and the other Loan Documents and any amendments thereto may be executed in counterparts, each of which shall be deemed to be an original and all such counterparts of one document taken together shall be deemed to be one and the same document.

6.3 Governing Law. This Note and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Texas.

6.4 Captions. Captions and paragraph headings in this Note and the other Loan Documents are for convenience of reference only, and shall not be used to interpret or limit the meaning of this Note or any other Loan Document.

6.5 Severability. If any provision of this Note or any other Loan Document shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Note and the Loan Documents.

6.6 Time of Essence. Time is of the essence of each and every provision of this Note and the other Loan Documents.

6.7 Successors. This Note and the other Loan Documents shall be binding on Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns; provided, however, that in no event may Borrower assign any of its rights or obligations under this Note or under any of the other Loan Documents (and any attempt by Borrower to do so shall, at Lender’s option. be void).

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6.8 Costs. Borrower shall pay to Lender on demand all costs and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of the Loan Documents, and in connection with the administration, amendment, waiver. refinancing, restructuring, reorganization (including, without limitation, a bankruptcy reorganization) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto, including, without limitation, filing fees, recording fees, release and reconveyance fees, title insurance fees, realty tax services, appraisal fees, environmental report costs, engineering report costs, search fees and other out-of-pocket expenses and the fees and out-of-pocket expenses of any legal counsel, independent public accountants, appraisers, environmental engineers, insurance consultants and other inside or outside experts retained by Lender, and including, without limitation, any costs, expenses or fees incurred or suffered by Lender in connection with or during the course of any bankruptcy or insolvency proceedings of Borrower. Any amount payable to Lender under this Section shall be due on demand and shall bear interest from the date of payment at the Default Rate

6.9 Joint and Several Liability. If more than one person and/or entity signs this Note or any other Loan Document as the Borrower, then such person(s) and/or entity(ies) shall be jointly and severally liable for the obligations of the Borrower under this Note and the other Loan Documents.

6.10 WAIVER OF JURY TRIAL. BORROWER AND LENDER (COLLECTIVELY, THE “PARTIES”) HEREBY WAIVE AND AGREE TO WAIVE TRIAL BY JURY IN ANY RELATED ACTION. “RELATED ACTION” MEANS ANY ACTION OR PROCEEDING (INCLUDING COUNTERCLAIMS), WHETHER ARISING IN CONTRACT OR TORT, AT LAW OR IN EQUITY, OR OTHERWISE, BROUGHT BY ANY PARTY OR OTHERWISE INVOLVING ANY OR ALL OF THE PARTIES, IN CONNECTION WITH ANY MATTER(S) WHATSOEVER ARISING OUT OF, OR IN CONNECTION WITH, THIS NOTE, ANY LOAN DOCUMENT, ANY DOCUMENT OR INSTRUMENT IN CONNECTION HEREWITH OR THEREWITH, THE LOAN, ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY, THE RELATIONSHIP OR DEALINGS AMONG ANY OR ALL OF THE PARTIES, ANY ACTION OR INACTION BY ANY PARTY, OR ANY CLAIM OF INJURY OR DAMAGE.

6.11 PROPER FORUM. BORROWER IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF TEXAS WITH RESPECT TO ANY “RELATED ACTION”. IN ANY RELATED ACTION, BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS AND AGREES THAT SERVICE OF PROCESS MAY BE MADE BY MAIL DIRECTED TO BORROWER AT THE ADDRESS FOR NOTICES TO BORROWER UNDER SECTION 6.1, ABOVE, OR AS OTHERWISE PROVIDED BY LAW. SERVICE IS DEEMED COMPLETE THREE (3) DAYS AFTER MAILING, OR AS PERMITTED UNDER THE COURT’S RULES. ANY ACTION OR PROCEEDING BEGUN BY BORROWER AGAINST LENDER WILL BE LITIGATED ONLY IN A FEDERAL COURT LOCATED IN THE NORTHERN DISTRICT OF TEXAS, FORT WORTH OR DALLAS DIVISION OR A STATE COURT IN TARRANT COUNTY, TEXAS, AND BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING. NOTWITHSTANDING THE FOREGOING, THE PARTIES AGREE THAT, WITH RESPECT TO ANY COLLATERAL GIVEN BY BORROWER OR ANY OTHER PERSON TO LENDER LOCATED IN STATES OR JURISDICTIONS OTHER THAN THE STATE AND JURISDICTION OF THE DESIGNATED COURT, OR IN COUNTIES OTHER THAN THAT OF THE DESIGNATED COURT, LENDER SHALL BE ENTITLED TO COMMENCE ACTIONS IN SUCH STATES OR JURISDICTIONS, OR IN SUCH COUNTIES, AGAINST BORROWER OR OTHER PERSONS FOR THE PURPOSE OF SEEKING PROVISIONAL REMEDIES, INCLUDING WITHOUT LIMITATION ACTIONS FOR CLAIM AND DELIVERY OF PROPERTY, OR FOR INJUNCTIVE RELIEF OR APPOINTMENT OF A RECEIVER, OR ACTIONS TO FORECLOSE UPON LIENS GRANTED TO LENDER.

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6.12 Interest Provisions.

(a) Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable law governing the maximum rate or amount of interest payable on the indebtedness evidenced by this Note (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged, taken, reserved or received by reason of Lender’s exercise of the option to accelerate the maturity of this Note, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of this Note, then it is Borrower’s and Lender’s express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of this Note (or, if this Note has been or will thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against this Note then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against this Note then owing by Borrower to Lender. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by this Note shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this Note (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this Note for so long as debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration

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(b) Ceiling Election. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or any other portion of the Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

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The undersigned Borrower has executed this Note as of the date first written above.

BORROWER:

STRYVE FOODS, LLC,
a Texas Limited Liability company

By:	/s/ Joseph Alan Oblas
Name:	Joseph Alan Oblas
Title:	Manager

Borrower's Address for Notices:

6900 North Dallas Parkway, Suite 360 Plano, Texas 75024

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EXHIBIT 1

DEFINED TERMS

“Borrower” has the meaning given in the first paragraph of this Note.

“Business Day” means any day (other than a Saturday or Sunday) on which banks are authorized or permitted to be open and conducting their customary transactions in both Fort Worth, Texas and New York. New York, and on which the bank to which payments under this Note may be delivered by wire transfer is accepting wire transfers.

“Charges” shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law.

“Closing Date” means the first date any proceeds of the Loan are disbursed. “Default Rate” has the meaning given in Section 2.5 of this Note.

“Electronic Funds Transfer” shall have Vie meaning given to such term in the Master Loan Agreement.

“Guaranty” means that certain guaranty dated as of even date herewith, executed by the Guarantor in favor of Lender with respect to the Loan, and any other guaranty executed by any Guarantor in favor of Lender in connection with the Loan.

“Guarantor” means, collectively. JOSEPH ALAN OBLAS, an individual, GABRIEL CARIMI, an individual, THEODORE R. CASEY, an individual, and any other person or entity which executes any guaranty in favor of Lender in connection with the Loan.

“Interest Only Payment Dates” has the meaning given in Section 2.1(b) of this Note.

“Lender” has the meaning given in the first paragraph of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Agreement” means that certain Loan Agreement as in effect from time to time between Borrower and Lender, as amended from time to time.

“Loan Documents” means this Note and any and all other documents executed at Lender’s request in connection with the Loan.

“Loan Rate” has the meaning set forth in Section 2.1 of this Note.

“Maximum Lawful Rate” shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges made in connection with the transaction evidenced by this Note and the other Loan Documents.

EXHIBIT 1 — Defined Terms — Page 1

“Note” has the meaning given in the first paragraph above.

“Parties” has the meaning given in Section 6.10 of this Note.

“Payment Dates” have the meaning given in Section 2.2(b) of this Note.

“Principal” means, collectively, JOSEPH ALAN OBLAS, an individual, GABRIEL CARIMI, an individual, and THEODORE R. CASEY, an individual.

“Related Action” has the meaning given in Section 6.10 of this Note.

“Related Indebtedness” shall mean any and all indebtedness paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communications or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such indebtedness which has been paid or is payable by Borrower to Lender under this Note.

“Security Agreement” has the meaning given in the first paragraph of this Note.

EXHIBIT 1 — Defined Terms — Page 2